UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2024

Unicoin Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56276	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Ave South 16065 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 216-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 28, 2024, Unicoin Inc. (the “Company”) notified its existing investors that it is postponing its initial coin offering (“ICO”) of unicoins in order to conduct a thorough review of its public statements, offering materials and its business in general. The Company anticipates conducting this thorough review of its compliance with applicable regulatory requirements with the assistance of a leading national law firm. The Company cannot assess at this time the exact length of the review and will work with outside legal counsel and the appropriate regulators as expeditiously as possible toward a path to continue its efforts and plans for the launch of unicoins.

Certain statements in this Current Report on Form 8-K may contain forward-looking statements, which may consist of any predictions, projections or other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. These forward-looking statements reflect the views and assumptions of management based on current expectations as of the date of communication with respect to future events that are subject to risks and uncertainties which are set forth in the Company’s periodic filings with the Securities and Exchange Commission; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors. Forward-looking statements speak only as of the date they are made and include any statement that does not directly relate to any historical or current fact. The Company undertakes no duty, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations, future events or other factors. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICOIN INC.

By:	/s/ Richard Devlin
Name:	Richard Devlin
Title:	Senior Vice President and General Counsel

Dated: September 4, 2024

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